                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):          JULY 23, 1997
                                                  ------------------------------


                             ENDOSONICS CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        Delaware                     0-19880                68-0028500
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(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)


2870 Kilgore Road, Rancho Cordova, California                  95670
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(Address of principal executive offices)                     (Zip Code)


Company's telephone number, including area code: (916) 638-8008
                                                --------------------------------



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         (Former name or former address, if changed since last report.)

ITEM  2.          ACQUISITION OR DISPOSITION OF ASSETS.

                  (a) On July 23, 1997, the Registrant acquired Cardiometrics, Inc., a Delaware corporation ("Cardiometrics"), by the statutory merger (the "Merger") of a wholly-owned subsidiary of the Registrant, River Acquisition Corporation, a Delaware corporation ("Merger Sub"), with and into Cardiometrics. The Merger was accomplished pursuant to the Agreement and Plan of Reorganization, dated as of January 26, 1997, as subsequently amended on May 1, 1997 and May 20, 1997, respectively, among the Registrant, Cardiometrics and Merger Sub, and a related Certificate of Merger (collectively, "Merger Agreements"). The Merger occurred following the approval of the Merger Agreements by the stockholders of Cardiometrics at a stockholders' meeting held on July 23, 1997 and satisfaction of certain other closing conditions. As a result of the Merger, the Registrant became the owner of 100% of the issued and outstanding shares of Cardiometrics Common Stock and each outstanding share of Cardiometrics Common Stock was converted into .35 shares of the Registrant's Common Stock, $3.00 in cash, and .1364 shares of CardioVascular Dynamics, Inc. Common Stock ("CVD Common Stock") (collectively, the "Merger Consideration"). The terms of the Merger Agreements were the result of arm's-length negotiations among the parties.

                           A total of approximately 2,642,419 shares of the
Registrant's Common Stock, $22,649,307 in cash and approximately 1,029,789 shares of CVD Common Stock will be issued to former Cardiometrics stockholders, optionholders and warrantholders in exchange for the acquisition by Merger Sub of all outstanding Cardiometrics capital stock and all unexpired and unexercised options and warrants to acquire Cardiometrics capital stock. The shares of Registrant Common Stock and CVD Common Stock issued to Cardiometrics stockholders were issued pursuant to registration statements on Form S-4 and Form S-1, respectively, pursuant to the Securities Act of 1933, as amended, which became effective as of June 16, 1997. Options to purchase Cardiometrics Common Stock were assumed in part by the Registrant and are exercisable for .35 shares of the Registrant's Common Stock for each share of Cardiometrics Common Stock subject to the option immediately prior to the Merger. The balance of each such option to purchase Cardiometrics Common Stock was converted into the right to receive cash and shares of CVD Common Stock. Warrants to purchase Cardiometrics Common Stock were assumed by the Registrant and are exercisable for the Merger Consideration multiplied by the number of shares of Cardiometrics Common Stock subject to the warrant immediately prior to the Merger.

                  (b) Cardiometrics develops, manufactures and markets intravascular medical devices to measure blood flow impairment caused by coronary artery disease. Cardiometrics' principal products, the FloWire Doppler guide wire and FloMap ultrasound instrument, enable cardiologists to evaluate the appropriateness of angioplasty interventions and assess post-procedural results directly in the cardiac catheterization laboratory. The Registrant intends to continue such business.


                                       2.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a) Financial Statements of Business Acquired. The following documents and information previously filed with the Securities and Exchange Commission by Cardiometrics are hereby incorporated by reference:

                           (1) Cardiometrics' Annual Report on Form 10-K for the
fiscal year ended December 31, 1995 and 1996, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (2) Cardiometrics' Annual Report on Form 10-K/A for
the fiscal year ended December 31, 1996, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (3) Cardiometrics' Quarterly Report on Form 10-Q for
the fiscal quarter ended March 31, 1997, filed pursuant to Section 13(a) of the Exchange Act.

                  (b) Pro Forma Financial Information. This information was previously filed with the Securities and Exchange Commission by the Registrant in the Registration Statement on Form S-4 (file no. 333-29121) filed with the Securities and Exchange Commission on June 13, 1997, and is hereby incorporated by reference.



                                       3.


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                  (c)      Exhibits:


                  Exhibit
                  Number
                  ------
                  2.1(1)   Agreement and Plan of Reorganization, dated as of
                           January 26, 1997, as subsequently amended, by and
                           among the Registrant, River Acquisition Corporation
                           and Cardiometrics, Inc.

                  2.2      Certificate of Merger between River Acquisition Corporation and
                           Cardiometrics, Inc. as filed with the Delaware Secretary of State on
                           July 23, 1997.

                  ----------------------

                  (1) Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (file no. 333-29121) filed with the Securities and Exchange Commission on June 13, 1997.


                                       4.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENDOSONICS CORPORATION



Dated:  August 6, 1997           By:       /s/ Donald D. Huffman
                                          --------------------------------------
                                          Donald D. Huffman, Vice President,
                                          Finance and Administration and Chief
                                          Financial Officer






                          [SIGNATURE PAGE TO FORM 8-K]

                                  EXHIBIT INDEX


                             DESCRIPTION OF DOCUMENT

Exhibit
Number
------


2.1(1) Agreement and Plan of Reorganization, dated as of January 26, 1997, as subsequently amended, by and among the Registrant, River Acquisition
         Corporation and Cardiometrics, Inc.

2.2      Certificate of Merger between River Acquisition Corporation and Cardiometrics,
         Inc. as filed with the Delaware Secretary of State on July 23, 1997.

----------------------
(1) Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (file no. 333-29121) filed with the Securities and Exchange Commission on June 13, 1997.